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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 22, 2003

THE CINCINNATI GAS & ELECTRIC COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-1232	THE CINCINNATI GAS & ELECTRIC COMPANY (An Ohio Corporation) 139 East Fourth Street Cincinnati, Ohio 45202 (513) 421-9500	31-0240030
2-7793	THE UNION LIGHT, HEAT AND POWER COMPANY (A Kentucky Corporation) 139 East Fourth Street Cincinnati, Ohio 45202 (513) 421-9500	31-0473080

Item 5.    Other Events and Regulation FD Disclosure

        On July 21, 2003, The Union Light, Heat and Power Company ("ULH&P") issued a press release announcing that it had filed an application with the Kentucky Public Service Commission for approval of a long-term electric supply plan for its Northern Kentucky service territory. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CINCINNATI GAS & ELECTRIC COMPANY
THE UNION LIGHT, HEAT AND POWER COMPANY
Dated: July 22, 2003	By	/s/ GREGORY C. FICKE Name: Gregory C. Ficke Title: President

EXHIBIT INDEX

Exhibit Number	Description
99.1	The Union Light, Heat and Power Company press release announcing the filing of an application with the Kentucky Public Service Commission for approval of a long-term electric supply plan

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  Item 5. Other Events and Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX